EXHIBIT 32

CERTIFICATION
OF
CHIEF EXECUTIVE OFFICER
AND
PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, R. Terry Phillips, President and Chief Executive Officer of United Security Bancshares, Inc., and Larry M. Sellers, Vice President, Secretary, Treasurer and Principal Financial Officer of United Security Bancshares, Inc., certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-Q of United Security Bancshares, Inc. for the fiscal quarter ended March 31, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of United Security Bancshares, Inc.

/s/ R. Terry Phillips
R. Terry Phillips
President and Chief
Executive Officer
May 7, 2004

/s/ Larry M. Sellers
Larry M. Sellers
Vice President, Secretary,
Treasurer and Principal
Financial Officer
May 7, 2004